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                                                                    EXHIBIT 23.4


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                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in this Registration Statement on Form F-4 of Deutsche Telekom of our report dated February 21, 2000, except for Note 21 for which the date is February 25, 2000, relating to the consolidated financial statements and financial statement schedule of Omnipoint Corporation as of December 31, 1999 and 1998 and for each of the three years in the period ended December 31, 1999, which appears in the VoiceStream Form 8-K dated September 29, 2000. We also consent to the reference to us under the heading "Experts" in such Registration Statement.

We hereby consent to the incorporation by reference in this Registration Statement on Form S-4 of VoiceStream Wireless Corporation of our report dated February 21, 2000, except for Note 21 for which the date is February 25, 2000, relating to the consolidated financial statements and financial statement schedule of Omnipoint Corporation as of December 31, 1999 and 1998 and for each of the three years in the period ended December 31, 1999, which appears in the VoiceStream Form 8-K dated September 29, 2000. We also consent to the reference to us under the heading "Experts" in such Registration Statement.

We hereby consent to the incorporation by reference in the Registration Statement on Forms S-8 (Nos. 333-31086, 333-31088, and 333-31090) of
VoiceStream Wireless Corporation of our report dated February 21, 2000, except for Note 21 for which the date is February 25, 2000, relating to the consolidated financial statements and financial statement schedule of Omnipoint Corporation as of December 31, 1999 and 1998 and for each of the three years in the period ended December 31, 1999, which appears in the VoiceStream Form 8-K dated September 29, 2000.

We hereby consent to the incorporation by reference in the Registration Statement on Forms S-8 (Nos. 33-52550, 33-91734, 33-52552, 333-09768 and
333-45522) of Powertel Corporation of our report dated February 21, 2000, except for Note 21 for which the date is February 25, 2000, relating to the consolidated financial statements and financial statement schedule of Omnipoint Corporation as of December 31, 1999 and 1998 and for each of the three years in the period ended December 31, 1999, which appears in the VoiceStream Form 8-K dated September 29, 2000.


PricewaterhouseCoopers LLP
/s/ PricewaterhouseCoopers LLP

Boston, MA
February 6, 2001